SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d)
of the Securities Exchange Act of 1934

Commission
Date of Report (Date of earliest event reported)	May 29, 2003	File No.	333-83448

Penthouse International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	65-1158257

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

11 Penn Plaza, New York, NY	10001

(Address of Principal Executive Offices)	Zip Code

(212) 702-6000

(Registrant’s telephone number, including area code)

Item 4. Changes In Registrant’s Certifying Accountants
Item 7. Financial Statements and Exhibits
Signatures
EXHIBIT 1

Item 4. Changes In Registrant’s Certifying Accountants

On May 29, 2003, Eisner LLP (“Eisner”) resigned as the Registrant’s independent certified public accountants, and the Registrant engaged Weinberg and Company, P.A. as the Registrant’s new independent certified public accountants.

The report of Eisner on the Registrant’s consolidated financial statements as of and for the year ended December 31, 2002 and the reports of Baum & Company, P.A. (“Baum”), the Registrant’s predecessor independent certified public accountants, since it’s inception on December 11, 2001 to its report on Form 10-KSB for the fiscal year ended October 31, 2002, did not contain an adverse opinion or a disclaimer of opinion; however, Eisner’s report for the year ended December 31, 2002 and Baum’s report for the fiscal year ended October 31, 2002 contained a qualification due to uncertainty regarding the Registrant’s ability to generate sufficient funds from operations to make all the mandatory payments required by the Series C Notes of General Media, Inc. and the Registrant’s ability to continue as a going concern as described in Note 2 to the Registrant’s financial statements for the fiscal year ended December 31, 2002 and Note 3 to the Registrant’s financial statements for the fiscal year ended October 31, 2002. This uncertainty was also reported in Note 1 to the Registrant’s condensed consolidated financial statements for the three-month interim period ended March 31, 2003, which was not reviewed by an independent certified public accountant.

During the period from the Registrant’s inception on December 11, 2001 to its latest report on Form 10-K for the fiscal year ended December 31, 2002 and any subsequent interim period preceding Eisner’s resignation there were no disagreements with Eisner or Baum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner or Baum, would have caused them to make reference thereto in their report on the Registrant’s financial statements except with respect to the interim period March 31, 2003. On May 29, 2003, the Registrant received a letter from Eisner, a copy of which is filed as Exhibit 99.1 hereto, in which Eisner claimed that the Registrant’s Form 10Q for the period ending March 31, 2003 did not specify that those financial statements were not reviewed by Eisner or by other independent certified public accountants. In addition, Eisner claimed that the Registrant had requested Eisner to consider the accounting treatment regarding a specific transaction in which Eisner presented the Registrant with their preliminary view. However Eisner claimed that the Registrant’s financial statements in the Form 10-Q filing for the period ending March 31, 2003, applied an accounting treatment contrary to their preliminary view.

The Registrant is planning to file an amended Form 10-Q/A to correct the disclosure concerning the fact that the financial statements were not reviewed by Eisner or by other independent certified public accountants and is having another independent certified public accounting firm review the specific transaction to determine the correct accounting treatment.

During the Registrant’s two most recent fiscal years ended December 31, 2002 and through the date of this Form 8-K, the Registrant did not consult Weinberg and Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant will provide the Eisner with a copy of the foregoing disclosures by May 30, 2003. A copy of Eisner’s letter required by Item 304(a)(3) of Regulation S-K is not included with this report, and will be filed with the Securities and Exchange Commission on or before June 13, 2003.

Item 7. Financial Statements and Exhibits

Exhibits:

99.1	Letter of Eisner LLP dated May 29, 2003 with respect to certain matters set forth herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Penthouse International, Inc.

Dated: May 30, 2003	By:	/s/ Robert C. Guccione

Robert C. Guccione
Chairman of the Board and President